RESTATED REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT





THIS AGREEMENT, made as of the 28th day of February, 1998, by and between FIRST TEAM SPORTS, INC., a Minnesota corporation (the "Borrower"), and MARQUETTE CAPITAL BANK, N.A., a national banking association with its main banking house located in Minneapolis, Minnesota ("Marquette") and, in its capacity as agent for the "Banks" (hereinafter defined) (the "Agent") and LASALLE NATIONAL BANK, a national banking association ("LaSalle") and FIRSTAR BANK MILWAUKEE, N.A., a national banking association ("Firstar") (Marquette, LaSalle and Firstar are sometimes referred to herein collectively as the "Banks").

                              W I T N E S S E T H:

WHEREAS, the Borrower and the Banks previously entered into that certain Restated Revolving Credit and Term Loan Agreement dated as of March 6, 1995 (the "Original Loan Agreement"); and

WHEREAS, the Borrower has recently acquired certain subsidiaries who will benefit from and guarantee the loans described herein; and

WHEREAS, the Borrower and the Banks desire to modify certain terms of the Original Loan Agreement; and

WHEREAS, this Restated Revolving Credit and Term Loan Agreement constitutes an amendment and restatement of the Original Loan Agreement; and

WHEREAS, the Borrower has requested and the Banks have agreed to make a revolving credit facility available to the Borrower, in an aggregate amount not exceeding $15,000,000 (the "Revolving Loan"); and

WHEREAS, Marquette has also made a term credit facility available to the Borrower, in an aggregate amount not exceeding $1,000,000 (the "Term Loan") (the Revolving Loan and the Term Loan are referred to herein collectively as the "Loans"); and

WHEREAS, the Banks have purchased the following amounts of the "Revolving Loan" established pursuant to this Credit Agreement:


          Bank                      Amount                 Percentage

       Marquette                  $6,000,000                  40%
        LaSalle                   $6,000,000                  40%
        Firstar                   $3,000,000                  20%

WHEREAS, the Banks and the Borrower desire to set forth their respective rights and obligations relating to the Loans in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set out respectively after each (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         A. Affiliate: The Guarantors and any other person or entity (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Borrower or any of its subsidiaries, or (ii) five percent (5%) or more of the equity interest of which is held beneficially or of record by the Borrower or any of its subsidiaries. Control for purposes of this definition means the possession, directly or indirectly, of the power to cause the direction of management and policies of a person or entity, whether through the ownership of voting securities or otherwise.

         B. After-tax Net Income: After-tax earnings from continuing operations.

         C. Borrower's Compliance Certificate: The monthly compliance certificate in the form attached hereto as Exhibit A to be delivered by the Borrower to the Agent, within thirty (30) days after the end of each calendar month.

         D. Borrower Documents: collectively, this Agreement, the Notes, the Security Agreement, the Guaranties, the Guarantor Security Agreements and the Financing Statements, and any and all other documents, instruments and agreements executed by the Borrower and delivered to the Banks in connection with the financing transactions contemplated hereby.

         E. Borrower Obligations: collectively, the payment and performance of the Revolving Notes, the Term Note and any and all other liabilities and indebtedness of the Borrower to the Banks.

         F. Collateral: the collateral as defined in the Security Agreement and the Guarantor Security Agreements.

         G. Events of Default: as defined in Section 10 hereof.

         H.  Expiration  Date: the date that first occurs:  (i) July 1, 1999, or
         (ii) the occurrence of an Event of Default.

         I. Financing Statements: UCC-1 Financing Statements naming the Borrower and the Guarantors as debtors and the Banks as secured parties and describing the Collateral as the property covered thereby.

         J. Guaranties: collectively, the guaranties of even date herewith executed by the Guarantors in favor of the Banks pursuant to which the Guarantors have guaranteed payment of all of the Obligations.

         K. Guarantor Security Agreements: collectively, the guarantor security agreements of even date herewith, executed by the Guarantors, as debtor, and delivered to the Agent, naming the Banks as secured parties and Marquette as agent for the Banks, and all exhibits and schedules attached thereto.

         L. Guarantor(s): collectively or individually, as the context requires, First Team Sports GmbH, Hespeler Hockey Company, Hespeler Hockey Holding, Inc. and Mothership Distribution, Inc.

         M. Indebtedness: collectively, (i) all items which, in accordance with generally accepted accounting principles, would be included in the liability side of a balance sheet on the date as of which Indebtedness is to be determined excluding capital stock, surplus capital and earned surplus, (ii) all indebtedness secured by any mortgage, pledge, security interest or lien existing on property owned subject to such mortgage, pledge, security interest or lien whether or not the indebtedness secured thereby shall have been assumed, and (iii) all amounts representing the capitalization of rentals in accordance with generally accepted accounting principles.

         N. Letters of Credit: collectively, any letters of credit issued by the Banks for the account of the Borrower pursuant to Section 2.A. hereof.

         O. Net Worth: Shareholder's equity computed on the basis of generally accepted accounting principles specifically excluding officer, director, or shareholder loans and specifically including goodwill and the value of all license agreements as identified on the Borrower's financial statements.

         P. Notes: collectively, the Revolving Notes and the Term Notes.

         Q. Outstanding Indebtedness: the sum of (i) the aggregate outstanding loan balance under the Revolving Notes plus (ii) the face amount of any outstanding Letters of Credit.

         R. Permitted Interests: those liens and encumbrances listed on Exhibit B attached hereto.

         S. Revolving Commitment of the Banks: the obligation of the Banks to make loans to the Borrower under Section 2.A. hereof and the Revolving Notes up to an aggregate principal amount at any one time outstanding equal to the Revolving Loan Amount.

         T. Revolving Loan: the $15,000,000 revolving loan of even date herewith made by the Banks to the Borrower and evidenced by the Revolving Notes.

         U. Revolving Loan Amount: $15,000,000.

         V. Revolving Notes: collectively, that certain restated promissory note of even date herewith, in the original principal amount of $6,000,000 payable to Marquette (the "Marquette Note"), that certain restated promissory note of even date herewith, in the original principal amount of $6,000,000 payable to LaSalle (the "LaSalle Note") and that certain restated promissory note of even date herewith, in the original principal amount of $3,000,000 payable to Firstar (the "Firstar Note") each as heretofore and hereinafter amended and extended with a termination date of July 1, 1999.

         W. Security Agreement: the Security Agreement of even date herewith executed by the Borrower and delivered to the Agent, naming the Banks as secured parties and Marquette as agent for the Banks, and all exhibits and schedules attached thereto.

         X. Term Loan: the term loans made by Marquette to the Borrower hereunder in an aggregate amount not to exceed the Term Loan Amount.

         Y. Term Loan Amount: up to $1,000,000

         Z. Term Notes: collectively or individually, as the context requires, any promissory note(s) executed by the Borrower in favor of Marquette evidencing any advance(s) made against the Term Loan pursuant to
         Section 2.B.

2.       LINES OF CREDIT.

         A. Revolving Loan. Subject to and upon the terms, covenants and conditions hereinafter set forth, the Banks hereby agree to make loans to the Borrower under this Section 2.A. from time to time until and including the Expiration Date (and thereafter until and including July 1 of each succeeding calendar year if no "Event of Default" has occurred and if this Agreement is extended in writing by the Banks and the Borrower for additional one year period(s) pursuant to Section 13.J. herein), at such time and in such amount as to each loan as the Borrower shall request, up to but not exceeding in aggregate principal amount at any one time outstanding the Revolving Loan Amount. In addition, at the request of Borrower, which request shall be made by the execution and delivery by Borrower to the Agent of the Banks' standard form application for letters of credit duly completed to reflect the letter of credit being requested, the Banks will make advances pursuant to the Revolving Commitment of the Banks in the form of a letter of credit, the form and substance of which shall be determined by the Banks, but without limiting the generality of the foregoing, the Banks may require a draft thereunder to be accompanied by such documentation as the Banks may deem necessary. In no event shall the Banks be required to issue any such letter of credit with a term extending beyond the Expiration Date. Any and all letters of credit issued by the Banks shall be treated as an advance under the Revolving Loan. The obligation of Borrower to reimburse the Banks for any draft(s) submitted under and paid by the Banks pursuant to any such letter(s) of credit shall be evidenced by the Revolving Notes. In no event shall the Banks be required to issue any letter(s) of credit hereunder in an aggregate amount in excess of $2,000,000.00. Subject to the foregoing and upon the terms and conditions set forth herein, the Borrower may borrow, repay and re-borrow within the limit of the Revolving Loan Amount under this Section 2.A. from the date hereof to and including the Expiration Date.

         B. Term Loan. Subject to and upon the terms, covenants and conditions hereinafter set forth, Marquette may make loans to the Borrower in addition to the Revolving Loans, in Marquette's sole and absolute discretion pursuant to this Section 2.B. from time to time until and including the Expiration Date, at such time and in such amount as to each loan as the Borrower may request, up to but not exceeding in aggregate principal amount the Term Loan Amount.

3.       PROMISSORY NOTES.

         A. Revolving Notes. The obligation of the Borrower to repay any and all loans made and/or Letters of Credit issued, drawn upon and paid pursuant to Section 2.A. hereof shall be evidenced by the Revolving Notes. Reference is hereby made to the Revolving Notes for the terms thereof relating to maturity, repayment schedule, interest rate and other matters governing the repayment of the loans made hereunder. Notwithstanding any provision of the Revolving Notes, however, interest shall be payable at the rate provided for therein only on such portion of the loan proceeds as actually have been disbursed hereunder pursuant to Section 2.A. hereof and remain unpaid. The Banks' records shall be conclusive evidence (absent manifest error) as to whether the Borrower has authorized any advance made by the Banks hereunder pursuant to
         Section 2.A. hereof and as to the amount of advances which have been made hereunder and remain unpaid.

         B. Term Notes. The obligation of the Borrower to repay any and all loans pursuant to Section 2.B. hereof shall be evidenced by the Term Notes. At the time any loan is made by Marquette to the Borrower pursuant to Section 2.B. hereof, the Borrower shall execute a Term Note in the original principal amount equal to the amount of such loan and payable to Marquette, which Term Note shall be in a form acceptable to Marquette.

4. MANNER OF BORROWING. Each time the Borrower desires to obtain a loan advance pursuant to Section 2.A. or 2.B. hereof, any one of the following people shall request such loan on behalf of the Borrower either orally or in writing: (i) John Egart, Robert Lenius; or (ii) any person designated as the Borrower's agent by the Board of Directors of the Borrower in a writing delivered to the Agent. Except as otherwise instructed in writing by such officer, agent or person, the Banks may disburse loan proceeds by depositing such in the Borrower's account at Marquette. The Borrower shall be obligated to repay all advances notwithstanding the fact that the person requesting the same was not in fact authorized to do so.

5. COLLATERAL. As a condition precedent to the establishment of the Revolving Commitment of the Banks and the agreement of the Banks to make the Revolving Loan and of Marquette to make the Term Loan, the Borrower agrees as follows:

         A. Security Agreement. The Borrower shall have executed and delivered to the Agent the Security Agreement pursuant to which the Borrower shall have granted a valid and perfected first security interest (except as expressly otherwise provided therein) to the Banks in and to the Collateral to secure the payment and performance of the Notes and any and all other liabilities and indebtedness of the Borrower to the Banks.

         B. Guarantor Security Agreements. The Guarantors shall have executed and delivered to the Agent the Guarantor Security Agreements pursuant to which the Guarantors shall have granted a valid and perfected first security interest (except as expressly otherwise provided therein) to the Banks in and to the Collateral to secure the payment and performance of the Notes and any and all other liabilities and indebtedness of the Borrower or the Guarantors to the Banks.

         C. Financing Statements. The Borrower and the Guarantors shall have executed and delivered to the Agent for filing with the Secretary of State of the State of Minnesota, and the appropriate county office or offices in Minnesota and each and every other country, state, jurisdiction and county in which all or any part of the Collateral is located, UCC-1 Financing Statements (or equivalent documents) naming the Borrower and the Guarantors as debtors and the Banks as secured parties (and Marquette as the agent of the Banks) and describing the Collateral as the property covered thereby, together with any and all other appropriate UCC-1 Financing Statements and other documents and instruments as the Banks may request in order to perfect the security interest granted to it in and to the Collateral pursuant to the Security Agreement and the Guarantor Security Agreements.

6. BORROWER REPRESENTATIONS. In order to induce the Banks to make advances hereunder, the Borrower hereby warrants and represents to the Banks as follows:

         A. Corporate Existence and Power. The Borrower is a corporation duly organized and validly existing in the State of Minnesota, and is fully qualified to do business and in good standing in the State of Minnesota, and in every other jurisdiction wherein the nature of its businesses or the character of its properties makes such qualification necessary, and has all requisite power and authority to carry on its businesses as now conducted and as presently proposed to be conducted.

         B. Corporate Authority. The Borrower has full power and authority to execute and deliver the Borrower Documents and to incur and perform its obligations hereunder and thereunder; the execution, delivery and performance by the Borrower of the Borrower Documents and any and all other documents and transactions contemplated hereby or thereby have been duly authorized by all necessary corporate action, will not violate any provision of law or the Articles of Incorporation or Bylaws of the Borrower or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Borrower is a party or by which the Borrower or its property may be bound or affected; and the Borrower Documents have been executed and delivered to the Banks by the corporate officers of the Borrower who have been authorized by the Borrower's Board of Directors, and who are authorized by and specified in the Borrower's Bylaws, to execute and so deliver such agreements.

         C. Enforceability. The Borrower Documents each constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

         D. Financial Condition. The financial statements of the Borrower heretofore furnished to the Banks are complete and correct in all material respects and fairly present the financial condition of the Borrower at the dates of such statements and the results of its operations for the period ended on said date, and have been prepared in accordance with generally accepted accounting principles, consistently applied. Since the most recent set of financial statements delivered by the Borrower to the Banks, there have been no material adverse changes in the financial condition of the Borrower.

         E. Litigation. Except as disclosed on Exhibit C hereto, there is no action, suit or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of the Borrower or which would question the validity of the Borrower Documents or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Borrower to perform its obligations under the foregoing agreements.

         F. Licenses and Infringement. Except as disclosed on Exhibit D hereto, the Borrower possesses adequate licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its respective business substantially as now conducted and as presently proposed to be conducted. There does not exist and there is no reason to anticipate that there may exist, any liability to the Borrower with respect to any claim of infringement regarding any franchise, patent, copyright, trademark or trade name possessed or used by the Borrower.

         G. Default. The Borrower is not in default of a material provision under any material agreement, instrument, decree or order to which it is a party or by which it or its respective property is bound or affected.

         H. Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of the Borrower Documents, or any of the agreements or instruments herein mentioned to which the Borrower is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof and the Banks have been provided with a copy of such consent, approval, order, authorization, registration, declaration, filing or notice, as the case may be.

         I. Taxes. The Borrower has filed all tax returns required to be filed and either paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings, or provided adequate reserves for payment thereof, and the Borrower has no any information or knowledge of any objections to or claims for additional taxes in respect of federal income or excess profits tax returns for prior years.

         J. Titles, etc. The Borrower has good title to all of its properties and assets, including, without limitation, the Collateral, free and clear of all mortgages, liens and encumbrances, except the Permitted Interests and those minor irregularities in title which do not interfere with the occupation, use and enjoyment by the Borrower of such properties and assets in the normal course of its businesses as presently conducted or materially impair the value thereof for such businesses ("Minor Irregularities"), and except such liens and encumbrances as may from time to time be consented to in writing by the Banks. Except for Permitted Interests, the security interest granted to the Banks by the Borrower pursuant to the Security Agreement constitutes a valid and perfected first lien in and to the Collateral.

         K. Pension Plans. The Borrower has not established or maintained, or made any contributions to, any employee benefit plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA or, if such a plan has been so established, maintained or contributed to, such plan did not have an "accumulated funding deficiency" (as that term is defined in Section 302 of ERISA) as of the date hereof, and, without limiting the generality of the foregoing, the Borrower has not incurred any material liability to the Pension Benefit Guaranty Corporation with respect to any such plan.

         L. Use of Loans. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any loan hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

Each of the foregoing warranties and representations shall be deemed to be repeated and reaffirmed on and as of the date any loan is made hereunder by the Banks to the Borrower pursuant to Section 2 hereof.

7. GUARANTOR REPRESENTATIONS. In order to induce the Banks to make advances hereunder, each of the Guarantors hereby, jointly and severally, warrants and represents to the Banks as follows:

         A.       Corporate Existence and Power.

         (i) First Team Sports GmbH, is a corporation duly organized and validly existing in the Country of Austria, and is fully qualified to do business and in good standing in the Country of Austria, the State of Minnesota, and in every other jurisdiction wherein the nature of its businesses or the character of its properties makes such qualification necessary, and has all requisite power and authority to carry on its businesses as now conducted and as presently proposed to be conducted.

         (ii) Hespeler Hockey Company, is a corporation duly organized and validly existing in Nova Scotia, and is fully qualified to do business and in good standing in Nova Scotia, the State of Minnesota, and in every other jurisdiction wherein the nature of its businesses or the character of its properties makes such qualification necessary, and has all requisite power and authority to carry on its businesses as now conducted and as presently proposed to be conducted.

         (iii) Hespeler Hockey Holding, Inc. is a corporation duly organized and validly existing in the State of Minnesota, and is fully qualified to do business and in good standing in the State of Minnesota, and in every other jurisdiction wherein the nature of its businesses or the character of its properties makes such qualification necessary, and has all requisite power and authority to carry on its businesses as now conducted and as presently proposed to be conducted.

         (iv) Mothership Distribution, Inc. is a corporation duly organized and validly existing in the State of Minnesota, and is fully qualified to do business and in good standing in the State of Minnesota, and in every other jurisdiction wherein the nature of its businesses or the character of its properties makes such qualification necessary, and has all requisite power and authority to carry on its businesses as now conducted and as presently proposed to be conducted.

         B. Corporate Authority. Each of the Guarantors has full power and authority to execute and deliver the Guaranties and Guarantor Security Agreements and to incur and perform its obligations hereunder and thereunder; the execution, delivery and performance by the Guarantor of the Guaranties and Guarantor Security Agreements and any and all other documents and transactions contemplated hereby or thereby have been duly authorized by all necessary corporate action, will not violate any provision of law or the Articles of Incorporation or Bylaws of the Guarantor or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Guarantor is a party or by which the Guarantor or its property may be bound or affected; and the Guaranties and Guarantor Security Agreements have been executed and delivered to the Banks by the corporate officers of the Guarantor who have been authorized by the Guarantor's Board of Directors, and who are authorized by and specified in the Guarantor's Bylaws, to execute and so deliver such agreements.

         C. Enforceability. The Guaranties and Guarantor Security Agreements each constitute the legal, valid and binding obligations of the Guarantor enforceable in accordance with their respective terms.

         D. Financial Condition. The financial statements of the Guarantor heretofore furnished to the Banks are complete and correct in all material respects and fairly present the financial condition of the Guarantor at the dates of such statements and the results of its operations for the period ended on said date, and have been prepared in accordance with generally accepted accounting principles, consistently applied. Since the most recent set of financial statements delivered by the Guarantor to the Banks, there have been no material adverse changes in the financial condition of the Guarantor.

         E. Litigation. Except as disclosed on Exhibit E hereto, there is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of the Guarantor or which would question the validity of the Guaranties and Guarantor Security Agreements or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform its obligations under the foregoing agreements.

         F. Licenses and Infringement. Except as disclosed on Exhibit F hereto, the Guarantor possesses adequate licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its respective business substantially as now conducted and as presently proposed to be conducted. There does not exist and there is no reason to anticipate that there may exist, any liability to the Guarantor with respect to any claim of infringement regarding any franchise, patent, copyright, trademark or trade name possessed or used by the Guarantor.

         G. Default. The Guarantor is not in default of a material provision under any material agreement, instrument, decree or order to which it is a party or by which it or its respective property is bound or affected.

         H. Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of the Guaranties and Guarantor Security Agreements, or any of the agreements or instruments herein mentioned to which the Guarantor is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof and the Banks have been provided with a copy of such consent, approval, order, authorization, registration, declaration, filing or notice, as the case may be.

         I. Taxes. The Guarantor has filed all tax returns required to be filed and either paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings, or provided adequate reserves for payment thereof, and the Guarantor has no any information or knowledge of any objections to or claims for additional taxes in respect of federal income or excess profits tax returns for prior years.

         J. Titles, etc. The Guarantor has good title to all of its properties and assets, including, without limitation, the Collateral, free and clear of all mortgages, liens and encumbrances, except the Permitted Interests and those minor irregularities in title which do not interfere with the occupation, use and enjoyment by the Guarantor of such properties and assets in the normal course of its businesses as presently conducted or materially impair the value thereof for such businesses, and except such liens and encumbrances as may from time to time be consented to in writing by the Banks. Except for Permitted Interests, the security interest granted to the Banks by the Guarantor pursuant to the Guarantor Security Agreement constitutes a valid and perfected first lien in and to the Collateral.

         K. Pension Plans. The Guarantor has not established or maintained, or made any contributions to, any employee benefit plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA or, if such a plan has been so established, maintained or contributed to, such plan did not have an "accumulated funding deficiency" (as that term is defined in Section 302 of ERISA) as of the date hereof, and, without limiting the generality of the foregoing, the Guarantor has not incurred any material liability to the Pension Benefit Guaranty Corporation with respect to any such plan.

         L. Use of Loans. The Guarantor is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any loan hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

Each of the foregoing warranties and representations shall be deemed to be repeated and reaffirmed on and as of the date any loan is made hereunder by the Banks to the Guarantor pursuant to Section 2 hereof.

8. COVENANTS OF THE BORROWER. On and after the date hereof and until the payment in full of the Notes and all of the other Borrower's Obligations, and the performance of all other obligations of the Borrower hereunder, and so long as any portion of the Revolving Commitment of the Banks or the Term Loan remains in full force and effect, the Borrower agrees that, unless the Banks shall otherwise consent in writing:

         A. Financial Statements; Other Information. The Borrower shall deliver to each of the Banks:

                  (i) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the annual audit report of the Borrower with the unqualified opinion of independent certified public accountants selected by the Borrower and reasonably acceptable to the Banks, which annual report shall include a consolidated balance sheet of the Borrower and the Guarantors, and related statements of income, retained earnings and changes in financial position of the Borrower and the Guarantors for the fiscal year then ended, all in reasonable detail and all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the annual financial statements referred to in Section 6.D., together with (i) a report signed by such accountants stating that in making the investigations necessary for such opinion they obtained no knowledge, except as specifically stated, of any Event of Default hereunder or of any event or circumstance which with notice or lapse of time or both would constitute such an Event of Default and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 8 hereof; (ii) any management letter(s) prepared by the Borrower's accountants; and (iii) a certificate of the chief financial officer of the Borrower in the form attached hereto as Exhibit G stating that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 6.D. and whether or not he has knowledge of the occurrence of any Event of Default hereunder or of any event not theretofore reported and remedied which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto;

                  (ii) as soon as available and in any event within thirty (30) days after the end of each calendar month, individual, consolidated and consolidating financial statements of the Borrower and the Guarantors (including balance sheets as of the end of such month and related statements of income and retained earnings for such monthly period and for the year to date), in reasonable detail, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 6.D. and certified by the chief financial officer of the Borrower;
                  subject, however, to year-end audit adjustments, and accompanied by a certificate of said officer stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 6.D., and (ii) whether or not he has knowledge of the occurrence of any Event of Default hereunder or of any event or circumstance which with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 8 hereof;

                  (iii) within thirty (30) days after the end of each calendar month, a monthly Borrower's Compliance Certificate and a current "inventory opportunity buy report";

                  (iv) within fifty-five (55) days after the end of each calendar quarter, a copy of the quarterly 10-Q Statement filed by the Borrower with the Securities and Exchange Commission;

                  (v) prior to each year end, a projection for the following fiscal year;

                  (vi) as soon as available, and in any event within one hundred
                  (100) days after the end of each fiscal year, a copy of the 10-K Statement filed by the Borrower with the Securities and Exchange Commission and any and all other filings made at any time by the Borrower with the Securities and Exchange Commission or any other state or federal agency;

                  (vii) such other information respecting the financial condition and results of operations of the Borrower or the Guarantors as the Banks may from time to time reasonably request.

         B. Taxes and Claims. The Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income or profits, or upon any of its assets or properties, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon its respective property or assets; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor.

         C. Insurance. The Borrower shall maintain insurance coverage with responsible insurance companies licensed to do business in the State of Minnesota (or, in the case of any Collateral located in any other state, then in such state) in such amounts and against such risks as is reasonably requested by the Banks or as required by law, including, without limitation, property, hazard, fire, wind, hail, theft, collapse, comprehensive general public liability, product liability and business interruption insurance, and worker's compensation or similar insurance. The Borrower shall furnish to the Agent full information and written evidence as to the insurance maintained by the Borrower.

         D. Maintenance of Existence; Conduct of Business. The Borrower shall maintain, its corporate existence and preserve all of its rights, privileges and franchises necessary in the normal conduct of its business; conduct its business in an orderly, efficient and regular manner.

         E. Maintenance of Properties. The Borrower shall keep all of the assets and properties necessary in its respective business, including, without limitation, any tangible Collateral, in good working order and condition, ordinary wear and tear and the termination of service of obsolete or unnecessary equipment excepted.

         F. Compliance with Applicable Laws. The Borrower shall comply with the requirements of all applicable state and federal laws, and of all rules, regulations and orders of any governmental or other authority or agency, a breach of which would materially and adversely affect its respective business or credit, except where contested in good faith and by proper proceedings.

         G. Litigation. The Borrower shall promptly provide the Agent notice in writing of all litigation and of all proceedings by or before any court or governmental or regulatory agency affecting the Borrower, except litigation or proceedings which, if adversely determined, would not materially affect the financial condition or business of the Borrower.

         H. Liens. The Borrower will not create, incur, assume or suffer to exist any mortgage, lease, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature on any of its assets, now owned or hereafter acquired, securing any indebtedness or obligation to the Banks, except (1) the Permitted Interests, and Minor Irregularities and (2) any security interest granted herein or by any document related hereto to the Banks or consented to in writing by the Banks.

         I. Access to Books and Inspection. The Borrower shall at all times keep proper books of record and accounts for itself, and, upon request of the Banks, the Borrower shall provide any duly authorized representative of the Banks access during normal business hours to, and permit such representative to examine, make extracts or a reasonable number of copies from, any and all books, records and documents in the Borrower's possession or control relating to the Borrower's affairs, to conduct collateral audits from time to time and to inspect any of its facilities and properties; provided, however, that the Banks shall treat all such books and records as confidential and shall only be permitted to disclose the information contained therein to their respective legal counsel, independent public accountants, any other participating banks, or in connection with any action to collect the Notes or to enforce this Agreement with the documents related hereto, or as otherwise permitted or required by law.

         J. Collection of Accounts. Upon the request of the Agent or the Banks, at any time after the occurrence of an Event of Default, the Borrower shall notify its account debtors and other obligors to make payment directly to a post office box specified by and under the sole control of the Agent, and Marquette, for itself and as agent for the Banks, shall be entitled to take control of any proceeds thereof.

         K. Sale of Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of transactions) to any other person or entity other than in the ordinary course of business.

         L. Consolidation and Merger. The Borrower will not consolidate with or merge into any person or entity, or permit any other person or entity to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other person or entity, nor liquidate, dissolve, suspend business operations or sell all or substantially all of its assets.

         M. Benefit to Third Persons. Except for credit sales made in the ordinary course of business and transactions described on Exhibit H, the Borrower shall not lend money to or guaranty the payment or performance of any liabilities of any third person who is a shareholder, officer, employee or otherwise related to or closely associated with the Borrower.

         N. Equipment and Operating Leases. The Borrower shall not create, incur, assume, or suffer to exist any equipment or operating lease obligations other than lease obligations incurred in the ordinary course of business of the Borrower as such business is presently conducted.

         O. Capital Expenditures. The Borrower and the Guarantors collectively shall not pay or incur, or commit to pay or incur, any capital expenditures (including capitalized lease obligations) during any fiscal year of the Borrower which exceed $2,000,000 in the aggregate.

         P. Loans, Guaranties and Investments. Except for the investments in and loans to the subsidiaries and affiliates described on Exhibit I hereto, the Borrower shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable (directly or indirectly, absolutely or contingently) in connection with the obligations of any other person, firm or corporation, nor shall the Borrower make or permit to exist any loans or advances by the Borrower to, or purchase or otherwise acquire all or any substantial portion of the assets of, or shares of stock or similar interest in or to any other person, corporation or entity.

         Q. Other Borrowings. The Borrower shall not borrow or obtain any loan or advance from, or otherwise be or become indebted for money borrowed from, any person, firm, corporation (including, without limitation, the Banks), partnership, association or other entity, other than (i)
         current accounts payable incurred by the Borrower in the ordinary course of its business, provided that the same shall be paid when due in accordance with customary trade terms unless contested by appropriate proceedings; (ii) the endorsement to the Agent of checks payable to the order of the Borrower in the ordinary course of business; (iii) capital lease obligations permitted by Section 8.O hereof; and (iv) and other loans not to exceed a cumulative total of $50,000.

         R. Financial Covenants. The Borrower will maintain on a consolidated basis:

                  (i) A ratio of Indebtedness to Net Worth no greater than 1.5:1 at any time during the term of this Agreement.

                  (ii) At all times the Borrower shall maintain a Net Worth of at least $29,500,000.

                  (iii) At the end of each of the fiscal quarters specified below, a minimum After Tax Net Income, on a cumulative basis for the applicable fiscal year (March 1 - February 28) as follows:



                  as of May 31, 1998         at least               $ 500,000

                  as of August 30, 1998      a cumulative loss no
                                             greater than            (250,000)

                  as of November 30, 1998    a cumulative loss no
                                             greater than            (250,000)

                  as of February 28, 1999    at least                   $1.00

                  as of May 31, 1999         at least                 500,000


         S. Non-Business Assets. The Borrower shall not purchase, lease or otherwise acquire any right, title or interest in or to, any real or personal property not directly related to or necessary in connection with the present operations of the Borrower.

         T. Notification. The Borrower shall notify the Agent immediately of a change in location of any of the Collateral.

         U. Redemptions, Dividends. The Borrower shall not purchase or redeem or agree to purchase or redeem, any of its capital stock nor shall the Borrower pay or declare any dividends in any calendar year without the approval of the Banks (other than non-cash dividends) with respect to any of its capital stock.

         V. Access. The Borrower shall grant to the Banks' agents and any entity authorized by the Banks access to its property at any reasonable time in order to inspect the Collateral, the Borrower's property and business.

         W. Transfer of the Collateral. The Borrower shall not sell, dispose of, lease, mortgage, assign, sublet or transfer any of its right, title or interest in or to the Collateral (other than sales of Collateral consisting of inventory in the ordinary course of Borrower's business) without the prior written consent of the Banks.

         X. Pension Plans. The Borrower shall maintain any pension plan in compliance with all material requirements of ERISA, the Internal Revenue Code, and all other applicable laws, rules, regulations and rulings.

9. COVENANTS OF THE GUARANTORS. On and after the date hereof and until the payment in full of the Notes and all of the other Borrower's Obligations, and the performance of all obligations of each Guarantor hereunder and under the Guaranties, and so long as any portion of the Revolving Commitment of the Banks or the Term Loan remains in full force and effect, each Guarantor, jointly and severally, agrees that, unless the Banks shall otherwise consent in writing:

         A. Taxes and Claims. The Guarantor shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income or profits, or upon any of its assets or properties, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon its respective property or assets; provided, however, that the Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor.

         B. Insurance. The Guarantor shall maintain insurance coverage with responsible insurance companies licensed to do business in the jurisdiction of its incorporation (or, in the case of any Collateral located in any other state, then in such state) in such amounts and against such risks as is reasonably requested by the Banks or as required by law, including, without limitation, property, hazard, fire, wind, hail, theft, collapse, comprehensive general public liability, product liability and business interruption insurance, and worker's compensation or similar insurance. The Guarantor shall furnish to the Agent full information and written evidence as to the insurance maintained by the Guarantor.

         C. Maintenance of Existence; Conduct of Business. The Guarantor shall maintain, its corporate existence and preserve all of its rights, privileges and franchises necessary in the normal conduct of its business; conduct its business in an orderly, efficient and regular manner.

         D. Maintenance of Properties. The Guarantor shall keep all of the assets and properties necessary in its respective business, including, without limitation, any tangible Collateral, in good working order and condition, ordinary wear and tear and the termination of service of obsolete or unnecessary equipment excepted.

         E. Compliance with Applicable Laws. The Guarantor shall comply with the requirements of all applicable state and federal laws, and of all rules, regulations and orders of any governmental or other authority or agency, a breach of which would materially and adversely affect its respective business or credit, except where contested in good faith and by proper proceedings.

         F. Litigation. The Guarantor shall promptly provide the Agent notice in writing of all litigation and of all proceedings by or before any court or governmental or regulatory agency affecting the Guarantor, except litigation or proceedings which, if adversely determined, would not materially affect the financial condition or business of the Guarantor.

         G. Liens. The Guarantor will not create, incur, assume or suffer to exist any mortgage, lease, deed of trust, pledge, lien, security interest, or other charge or encumbrance of any nature on any of its assets, now owned or hereafter acquired, securing any indebtedness or obligation to the Banks, except (1) the Permitted Interests, and Minor Irregularities and (2) any security interest granted herein or by any document related hereto to the Banks or consented to in writing by the Banks.

         H. Access to Books and Inspection. The Guarantor shall at all times keep proper books of record and accounts for itself, and, upon request of the Banks, the Guarantor shall provide any duly authorized representative of the Banks access during normal business hours to, and permit such representative to examine, make extracts or a reasonable number of copies from, any and all books, records and documents in the Guarantor's possession or control relating to the Guarantor's affairs, to conduct collateral audits from time to time and to inspect any of its facilities and properties; provided, however, that the Banks shall treat all such books and records as confidential and shall only be permitted to disclose the information contained therein to their respective legal counsel, independent public accountants, any other participating banks, or in connection with any action to collect the Notes or to enforce this Agreement with the documents related hereto, or as otherwise permitted or required by law.

         I. Collection of Accounts. Upon the request of the Agent or the Banks, at any time after the occurrence of an Event of Default, the Guarantor shall notify its account debtors and other obligors to make payment directly to a post office box specified by and under the sole control of the Agent, and Marquette, for itself and as agent for LaSalle, shall be entitled to take control of any proceeds thereof.

         J. Sale of Assets. The Guarantor will not sell, lease, assign, transfer or otherwise dispose of all or a substantial part of its assets (whether in one transaction or in a series of transactions) to any other person or entity other than in the ordinary course of business.

         K. Consolidation and Merger. The Guarantor will not consolidate with or merge into any person or entity, or permit any other person or entity to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other person or entity, nor liquidate, dissolve, suspend business operations or sell all or substantially all of its assets.

         L. Benefit to Third Persons. Except for credit sales made in the ordinary course of business, the Guarantor shall not lend money to or guaranty the payment or performance of any liabilities of any third person who is a shareholder, officer, employee or otherwise related to or closely associated with the Guarantor.

         M. Equipment and Operating Leases. The Guarantor shall not create, incur, assume, or suffer to exist any equipment or operating lease obligations other than lease obligations incurred in the ordinary course of business of the Guarantor as such business is presently conducted.

         N. Capital Expenditures. The Guarantors and the Borrower collectively shall not pay or incur, or commit to pay or incur, any capital expenditures (including capitalized lease obligations) during any fiscal year which exceeds $2,000,000 in the aggregate.

         O. Loans, Guaranties and Investments. Except for the investments in and loans to the subsidiaries and affiliates described on Exhibit J hereto, the Guarantor shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable (directly or indirectly, absolutely or contingently) in connection with the obligations of any other person, firm or corporation, nor shall the Guarantor make or permit to exist any loans or advances by the Guarantor to, or purchase or otherwise acquire all or any substantial portion of the assets of, or shares of stock or similar interest in or to any other person, corporation or entity.

         P. Other Borrowings. The Guarantor shall not borrow or obtain any loan or advance from, or otherwise be or become indebted for money borrowed from, any person, firm, corporation (including, without limitation, the Banks), partnership, association or other entity, other than (i)
         current accounts payable incurred by the Guarantor in the ordinary course of its business, provided that the same shall be paid when due in accordance with customary trade terms unless contested by appropriate proceedings; (ii) the endorsement to the Agent of checks payable to the order of the Guarantor in the ordinary course of business and (iii) capital lease obligations permitted by Section 9.N hereof.

         Q. Non-Business Assets. The Guarantor shall not purchase, lease or otherwise acquire any right, title or interest in or to, any real or personal property not directly related to or necessary in connection with the present operations of the Guarantor.

         R. Notification. The Guarantor shall notify the Agent immediately of a change in location of any of the Collateral.

         S. Redemptions, Dividends. The Guarantor shall not purchase or redeem or agree to purchase or redeem, any of its capital stock nor shall the Guarantor pay or declare any dividends in any calendar year without the approval of the Banks (other than non-cash dividends) with respect to any of its capital stock.

         T. Access. The Guarantor shall grant to the Banks' agents and any entity authorized by the Banks access to its property at any reasonable time in order to inspect the Collateral, the Guarantor's property and business.

         U. Transfer of the Collateral. The Guarantor shall not sell, dispose of, lease, mortgage, assign, sublet or transfer any of its right, title or interest in or to the Collateral (other than sales of Collateral consisting of inventory in the ordinary course of Guarantor's business) without the prior written consent of the Banks.

         V. Pension Plans. The Guarantor shall maintain any pension plan in compliance with all material requirements of ERISA, the Internal Revenue Code, and all other applicable laws, rules, regulations and rulings.

10. EVENTS OF DEFAULT AND REMEDIES. Any one or more of the following events and circumstances shall constitute an Event of Default:

         A. the Borrower shall fail to pay any amounts required to be paid by the Borrower under the Notes, the Borrower Documents or any other indebtedness of the Borrower to the Banks or any material indebtedness to any third party whether any such indebtedness is now existing or hereafter arises and whether direct or indirect, due or to become due, absolute or contingent, primary or secondary or joint or joint and several; or

         B. any Guarantor shall fail to pay any amounts required to be paid by the Guarantor under the Guaranty or any other indebtedness of the Guarantor to the Banks or any material indebtedness to any third party whether any such indebtedness is now existing or hereafter arises and whether direct or indirect, due or to become due, absolute or contingent, primary or secondary or joint or joint and several; or

         C. the Borrower or any Guarantor shall fail to observe or perform any covenant, condition or agreement to be observed or performed by it under any of the Borrower Documents or any other document related hereto for a period of thirty (30) days after written notice, specifying such default and requesting that it be remedied, given to the Borrower or the Guarantors by the Banks, unless the Banks shall agree in writing to an extension of such time prior to its expiration, or for such longer period as may be reasonable necessary to remedy such default (other than defaults which can be cured by a money payment) provided that the Borrower and the Guarantors are proceeding with reasonable diligence to remedy the same; or

         D. the Borrower or any Guarantors shall be in default in the performance of any covenants or obligation under any other document or instrument heretofore or hereafter executed and delivered to the Banks by such party in connection with any other loan or credit transaction(s) and such default is not cured within the period, if any, allowed by such documents for the cure thereof; or

         E. the Borrower or any Guarantor shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future state or federal bankruptcy act or under any similar federal or state law, or shall be adjudicated to be bankrupt or insolvent, or shall make a general assignment for the benefit of its creditors, or shall be unable to pay its debts generally as they become due; or if an order for relief under any present or future federal bankruptcy act or similar state or federal law shall be entered against the Borrower or any Guarantor; or if a petition or answer requesting or proposing the entry of such order for relief or the adjudication of the Borrower or any Guarantor as a debtor or to be bankrupt or its reorganization under any present or future state or federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within ninety (90) days after the filing thereof; or if a receiver, trustee or liquidator of the Borrower or any Guarantor or of all or substantially all of the assets of the Borrower or any Guarantor; or the Collateral, or any part thereof, shall be appointed in any proceeding brought against the Borrower or any Guarantor and shall not be discharged within ninety
         (90) days of such appointment; or if the Borrower or any Guarantor shall consent to or acquiesce in such appointment; or if any property of the Borrower or any Guarantor (including, without limitation, the estate or interest of the Borrower or any Guarantor in the Collateral, or any part thereof) shall be levied upon or attached in any proceeding; or

         F. final judgment(s) for the payment of money in excess of $100,000 and not covered by insurance shall be rendered against the Borrower or any Guarantor and shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or

         G. the Borrower or any Guarantor shall be or become insolvent (whether in the equity or bankruptcy sense); or

         H. any representation or warranty made by the Borrower or any Guarantor herein or in any document related hereto shall prove to be untrue or misleading in any material respect, or any statement, certificate or report furnished hereunder or under any of the foregoing documents by or on behalf of the Borrower or any Guarantor shall prove to be untrue or misleading in any material respect on the date when the facts set forth and recited therein are stated or certified; or I. the Borrower or any Guarantor shall liquidate, wind up, merge, dissolve, terminate or suspend its respective business operations, or sell all or substantially all of its respective assets, without the prior written consent of the Banks; or

         J. the Borrower or any Guarantor shall sell, dispose of, lease, mortgage, assign, sublet or transfer any of its right, title or interest in or to the Collateral (except as expressly provided herein or in the Security Agreement or the Guarantor Security Agreements) without the prior written consent of the Banks; or

         K. the Borrower or any Guarantor shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due or notice of any state or federal tax lien shall be filed or issued; or

         L. any property of the Borrower or any Guarantor (including, without limitation, the Collateral), shall be garnished or attached in any proceeding and such garnishment or attachment shall remain undischarged for a period of thirty (30) days during which execution is not effectively stayed.

Upon the occurrence of an Event of Default and at any time thereafter, any one or more of the following remedial steps may be taken by the Agent, on behalf of the Banks, upon the direction of the Banks:

         (a) by written notice to the Borrower and/or any Guarantor, declare all or part of the principal balance of the Notes plus accrued interest thereon to be immediately due and payable, whereupon the same shall become immediately due and payable by the Borrower and the Guarantors;

         (b) take whatever action at law or in equity as may appear necessary or appropriate to collect the amounts then due and thereafter to become due under the Notes and/or the other Borrower Documents; and

         (c) take whatever action in law or in equity as may appear necessary or appropriate to collect any other amounts then due and thereafter to become due under this Agreement and the documents related hereto and to enforce performance and observance of any obligation, agreement or covenant of the Borrower or the Guarantors thereunder.

11. TERMINATION. Upon the occurrence of an Event of Default, the Revolving Commitment of the Banks shall terminate without further notice to the Borrower.

12. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by mail, postage prepaid, first class, certified or registered mail, return receipt requested, to the following address or such other address of which a party subsequently may give notice to all the other parties:

IF TO THE BORROWER OR THE GUARANTORS:
         First Team Sports, Inc.
         2274 Woodale Drive
         Mounds View, Minnesota  55112-4900
         Attention:  Robert Lenius

IF TO MARQUETTE:
         Marquette Capital Bank, N.A.
         4000 Dain Rauscher Plaza
         P.O. Box 1000
         60 South Sixth Street
         Minneapolis, Minnesota  55480-1000
         Attention:  Todd A. Nieland

IF TO LASALLE:
         LaSalle National Bank
         135 South LaSalle Street - Financial Institutions Department Chicago, Illinois 60603
         Attention:  Jay Goldner

IF TO FIRSTAR:
         Firstar Bank Milwaukee, N.A.
         101 East Fifth Street, 9th Floor
         St. Paul, Minnesota  55101
         Attention:  Hunt W. Gildner

13.      MISCELLANEOUS.

         A. Waivers, etc. No failure on the part of the Banks to exercise, and no delay in exercising, any right or remedy hereunder or under applicable law or any document or agreement related hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. A waiver of any of the Banks' rights or remedies hereunder or under applicable law or any document or agreement related hereto shall be effective only if such waiver is in a writing signed by the Banks. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         B. Expenses. The Borrower shall reimburse the Banks for any and all costs and expenses, including, without limitation, reasonable attorneys' fees, paid or incurred by either of the Banks in connection with (i) the preparation of the Borrower Documents and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, which amount shall be paid prior to the making of any advance hereunder; (ii) the negotiation of any amendments, modifications or extensions to or any of the foregoing documents, instruments or agreements and the preparation of any and all documents necessary or desirable to effect such amendments, modifications or extensions; and (iii) enforcement by the Banks during the term hereof or thereafter of any of the rights or remedies of the Banks under any of the foregoing documents, instruments or agreements or under applicable law, whether or not suit is filed with respect thereto and whether or not such costs are paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

         C. Amendments, etc. The Borrower Documents may not be amended or modified, nor may any of their terms (including, without limitation, terms affecting the maturity of or rate of interest on the Revolving Notes) be modified or waived, except by written instruments signed by the Banks and the Borrower. Terms contained in the Borrower Documents affecting only the maturity of or rate of interest on the Term Notes may be modified or waived only by written instruments signed by Marquette and the Borrower.

         D. Successors. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Banks and their respective successors and assigns; provided, however, that the Borrower may not transfer or assign its rights to borrow hereunder without the prior written consent of the Banks.

         E. Offsets. Nothing in this Agreement shall be deemed a waiver or prohibition of the Banks' rights of banker's lien, offset, or counterclaim, which right the Borrower and the Guarantors hereby grants to the Banks.

         F. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         G. Accounting. Unless otherwise expressly provided herein, or unless the Banks otherwise consent in writing, all accounting terms used herein which are not expressly defined in this Agreement shall have the meanings respectively given to them in accordance with generally accepted accounting principles and all financial statements and reports furnished to the Agent hereunder shall be prepared, and all computations and determinations pursuant hereto shall be made, in accordance with generally accepted accounting principles and practices, applied on a basis not materially inconsistent with that applied in preparing the respective financial statements referred to in Sections 6.D. and 8.A.(i) hereof.

         H. Governing Law. The Borrower Documents and all other agreements related hereto, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         I. Headings. The descriptive headings for the several sections of this Agreement are inserted for convenience only and shall not define or limit any of the terms or provisions hereof.

         J. Term. Unless sooner terminated by either party pursuant to the provisions hereof, the original term of this Agreement shall commence as of the date hereof and continue thereafter until the Notes, and all other Borrower's Obligations have been paid in full and the Revolving Commitment of the Banks has expired pursuant to Section 2 hereof, which term may be extended by written agreement of the parties hereto. Notwithstanding anything to the contrary contained herein, the Banks shall not be obligated to extend the term hereof pursuant to this subsection under any circumstances or conditions whatsoever, and the Borrower hereby acknowledges that the Banks have not agreed, warranted or represented in any manner whatsoever that they would extend the Revolving Commitment of the Banks. The Borrower shall be entitled to terminate the Revolving Commitment of the Banks at any time the then outstanding and unpaid balance of the Revolving Notes is zero by giving written notice of said termination to the Banks. The Borrower may terminate this Agreement by written notice to the Banks at any time the then unpaid principal balances of the Notes, and any other Borrower's Obligations are zero and the Revolving Commitment of the Banks has either expired or been terminated by either the Banks or the Borrower pursuant to the provisions hereof.

         K. Agent. Borrower hereby acknowledges that, the Banks have appointed Marquette as Agent to exercise certain rights, remedies and obligations of the Banks hereunder. The Borrower may rely upon the designations, appointment and authorization conferred upon the Agent and agrees to deliver and submit all reports and to make all payments required hereunder or under any of the Borrower Documents in the manner designated by the Agent, for the benefit of the Banks. The obligations of the Banks hereunder are several, and no Bank shall be responsible for the obligations of the other Bank hereunder, nor will the failure of any Bank to perform any of its obligations hereunder relieve the Agent or any Bank from the performance of its obligations hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          FIRST TEAM SPORTS, INC.

                          By: /s/ Robert Lenius Jr
                                   Its: Vice President/Chief Financial Officer

                          And: /s/ Kent Brunner
                                   Its: Vice President Finance


                          MARQUETTE CAPITAL BANK, N.A.,
                            individually and as Agent

                          By: /s/ Todd Nieland
                                   Its: Vice President


                          LASALLE NATIONAL BANK

                          By: /s/ Jay Goldner
                                   Its: Vice President


                          FIRSTAR BANK MILWAUKEE, N.A.

                          By: /s/ Hunt Gildner
                                   Its: Vice President